--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 28, 2003

                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
             (Exact name of registrant as specified in its charter)

          Delaware               333-68542                  13-3633241
(State or Other Jurisdiction    (Commission              (I.R.S. Employer
      of Incorporation)        File Number)            Identification No.)

    383 Madison Avenue
    New York, New York                                         10l79
  (Address of Principal                                      (Zip Code)
    Executive Offices)

Registrants telephone number, including area code, is (212) 272-2000

--------------------------------------------------------------------------------

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

            (a)   Not applicable

            (b)   Not applicable

            (c)   Exhibits:

            1. Pooling and Servicing Agreement, dated as of February 1, 2003 among Structured Asset Mortgage Investments Inc., as seller, Wells Fargo Bank Minnesota, National Association as master servicer and securities administrator, EMC Mortgage Corporation and JPMorgan Chase Bank, as trustee and auction administrator.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                           STRUCTURED ASSET MORTGAGE
                                           INVESTMENTS INC.

                                           By: /s/ Baron Silverstein
                                               -------------------------
                                           Name:  Baron Silverstein
                                           Title: Vice President

Dated: March 17, 2003

                                  EXHIBIT INDEX

                              Item 601 (a) of               Sequentially
Exhibit                       Regulation S-K                Numbered
Number                        Exhibit No.                   Description                         Page
------                        -----------                   -----------                         ----
1                             4                             Pooling and Servicing               5
                                                            Agreement